UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

CLEARBRIDGE

SUSTAINABILITY LEADERS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Sustainability Leaders Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	ClearBridge Sustainability Leaders Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Sustainability Leaders Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing substantially all of its assets in common stocks and other equity securities that meet its financial and sustainability/environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that we believe are making substantial progress toward becoming a leader in sustainability and ESG policies.

Determination of sustainability/ESG leadership is based on our proprietary research approach. We will exercise judgment to determine ESG best practices based on our long standing experience managing ESG investment strategies through an established proprietary process. Leadership may be assessed both quantitatively and qualitatively, through our ESG ratings system and direct research and engagement process.

The ESG and sustainability evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria. We seek to invest over the long term in companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. We will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability. We will utilize quantitative and fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depends on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to our expectations, multiple comparisons and scenario analysis.

A sustainable company, in our view, is one that offers products and services that have a positive impact on society (as described below) and has well defined strategies in place to ensure longevity as an investment. We seek to invest in companies that go beyond doing less harm to people and the planet relative to its peers, but also, in many cases, offer solutions to address negative impact from the actions of less responsible companies and industries. Further, sustainability is not limited to environmental stewardship, but also includes a company’s policies in regard to treating employees fairly and furthering their professional development, interacting in a positive way within its local community, promoting safety at all times, managing its supply chain responsibly, and employing corporate governance practices that are shareholder friendly and transparent.

We will seek to limit our investments to only those companies whose overall ESG profile we judge to be very strong. It is also our intention to engage and encourage management to improve in certain ESG areas we have identified.

Leadership ESG characteristics and weightings are determined by sector, but also share common traits such as transparency, management involvement, innovation, long-term view, and willingness to engage investors on sustainability matters.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	1

Fund overview (cont’d)

Leadership, in our view, is associated with a company that is showing evidence of best practices of ESG policies within its given sector or industry. We may also identify potential investments in companies that have attractive early leadership qualities based on proprietary research. We will exercise our judgment in applying the ESG ratings system.

The Fund will not invest in companies with significant direct involvement in extraction of fossil fuels and mining, and instead will seek other attractive sustainable opportunities in the Energy, Industrials, and Materials sectors. Direct involvement in fossil-fuel extraction and mining would be inclusive of companies that derive revenues primarily from: extraction and/or burning of coal; mining of metals or minerals; exploration and production of oil and gas; and refining of fossil fuels. The Fund may invest in companies that provide equipment and services to the energy and mining sectors.

We will sell a security if the issuer no longer meets its ESG and financial criteria. In addition, we will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer that we consider to be a more attractive alternative. The Fund emphasizes investments in common stocks and other equity securities of U.S. companies; however, it may invest in equity securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most major U.S. equity indices managed to deliver positive results for the twelve-month reporting period ended October 31, 2016, including the Russell 3000 Indexi, which gained 4.24%. Value stocks substantially outperformed growth stocks, in part driven by strength in companies that benefit from low interest rates, such as companies in the Utilities, Consumer Staples and Real Estate sectors. A dovish stance from the U.S. Federal Reserve Board (the “Fed”)ii, which raised short-term interest rates just once during the year after initially communicating a more aggressive rate tightening plan, provided support for companies in these sectors which typically allocate capital through dividends.

Stocks got off to a solid start as strong economic numbers boosted investor sentiment that the markets could withstand higher rates. Steady job growth and increased retail sales, an outgrowth of improved household balance sheets, had beneficial effects. A decline in oil prices hurt the Energy sector but was supportive of other areas of the market tied to consumer spending.

Volatility picked up in a series of sell-offs from late December 2015 through mid-February 2016 that saw equities decline more than 10%. The correction was triggered by ongoing concerns about slowing global growth centered on China. Oil prices fell in tandem with equities, dropping below $30 per barrel for the first time in 12 years. Growth-oriented stocks were hurt the most during the downturn while more value-oriented stocks backed by dividends fared better.

Stocks also shrugged off the short-term effects of Brexit, the surprise passage of a referendum by United Kingdom voters to leave the European Union, to deliver solid gains through the late spring and summer.

2	ClearBridge Sustainability Leaders Fund 2016 Annual Report

The period saw a transition in market leadership as more cyclically-oriented stocks in the Technology, Industrials and Financials sectors benefited from better economic conditions. Generally solid earnings results and the continued liquidity support of low rates also drove returns. Performance was challenging at the end of the reporting period as uncertainty related to the presidential election pressured the Health Care sector and several of the more income-oriented sectors.

Q. How did we respond to these changing market conditions?

A. We invest with a long-term investment horizon and are not typically compelled to react to short-term volatility. However, we do conduct ongoing monitoring of our existing holdings, integrating our fundamental research with ESG considerations specific to each company or the sector in which they operate. One of the hallmarks of our approach is engaging with our portfolio companies and sharing suggestions and feedback on how they can improve their environmental, social and corporate governance practices. The performance of several new additions to the Fund illustrates the active role we take in promoting long-term value creation for our shareholders.

Hartford Financial Services Group Inc. is a good example of a new holding that we added to the Fund in the latter half of the reporting period. We are attracted to Hartford for its undervalued core property and casualty businesses, and expect the stock to do well if its auto division shows improving results as we expect, or if strategic action unlocks business value. The insurer actively considers climate change in its risk management and its specialty insurance products, as well as discloses the financial implications and other risks due to climate change. Hartford has strong practices around diversity and inclusion for its workforce, as well as supportive training and development programs.

Another company we added to the Fund during the reporting period is Walt Disney Co., which is not only an entertainment leader in the media industry, but also one of the most comprehensive in sustainable business practices across its businesses. Not only do Disney’s corporate citizenship efforts report into the Chief Financial Officer, but each division has sustainability as part of their business plan and strategy. The company has one of the most rigorous supply chain monitoring programs and has leveraged its ability to influence young viewers with responsible and inspiring (particularly toward young girls) messaging content.

Our relative underperformance was primarily driven by stock selection, which we discuss below, but our growth orientation also proved to be a headwind with the Russell 3000 Value Indexiii outperforming the Russell 3000 Growth Indexiv by over 400 basis pointsv for the twelve-month period. However, the performance of the Fund from June 2016 through September 2016 was positively impacted by stock selection, with slight outperformance from contributors like Apple Inc., Trex Co. Inc., Alphabet Inc., Biogen Inc. and Microsoft Corp.

Performance review

For the twelve months ended October 31, 2016, Class I shares of ClearBridge Sustainability Leaders Fund returned -2.25%. The Fund’s unmanaged benchmark, the Russell 3000 Index, returned 4.24% for the same period. The Lipper Multi-Cap Core

ClearBridge Sustainability Leaders Fund 2016 Annual Report	3

Fund overview (cont’d)

Funds Category Average1 returned 1.54% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Sustainability Leaders Fund:
Class A	1.36%	N/A
Class FI	1.36%	-2.59%
Class I	1.56%	-2.25%
Class IS	1.56%	-2.17%
Russell 3000 Index	4.18%	4.24%
Lipper Multi-Cap Core Funds Category Average[1]	2.95%	1.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A shares for the twelve-month period is not shown because the inception date for this share class was November 2, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class A, Class FI, Class I and Class IS shares were 4.69%, 4.76%, 4.24%, and 4.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.20% for Class A shares, 1.20% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 753 funds for the six-month period and among the 734 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	ClearBridge Sustainability Leaders Fund 2016 Annual Report

incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the greatest contributions to Fund returns for the period came from the Industrials, Utilities and Information Technology (“IT”) sectors.

Relative to the benchmark, stock selection in the Industrials, Utilities and Health Care sectors and an overweight to the IT sector contributed the most to performance for the period.

On an individual stock basis, the leading contributors to performance included positions in NextEra Energy, Inc. in the Utilities sector, Trex Co. Inc. and Vestas Wind Systems A/S, both in the Industrials sector, UnitedHealth Group Inc. in the Health Care sector and Microsoft Corp. in the IT sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Consumer Discretionary sector were the leading detractors from performance for the period.

Relative to the benchmark, overall stock selection and sector allocation detracted from performance. In particular, the Fund’s stock selection in the Consumer Discretionary, IT and Consumer Staples sectors negatively impacted relative performance. Stock selection in the Financials and Materials sectors also hurt performance as did a lack of exposure to the Telecommunication Services sector.

On an individual stock basis, the leading detractors from Fund performance for the period included our holdings in American Express Co. in the Financials sector, EnerNOC, Inc. and MAXIMUS, Inc. both in the IT sector, Nike, Inc. in the Consumer Discretionary sector and Shire PLC in the Health Care sector.

Q. Were there any significant changes to the Fund during the period?

A. During the course of the period, we established new Fund positions in several stocks, including Brookfield Renewable Partners LP in the Utilities sector, Becton, Dickinson and Co. in the Health Care sector, Walt Disney Co. in the Consumer Discretionary sector as well as Discover Financial Services and Hartford Financial Services Group, Inc., both in the Financials sector. We also closed the Fund’s positions in Citizens Financial Group, Inc. and American Express Co., both in the Financials sector, Roche Holding Ltd. in the Health Care sector, Novozymes A/S in the Materials sector, Chipotle Mexican Grill, Inc. in the Consumer Discretionary sector and EnerNOC, Inc. in the IT sector.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	5

Fund overview (cont’d)

Sincerely,

Derek Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2016

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-capitalization stocks involve greater risks and volatility than large-capitalization stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund’s sustainability/environmental, social and governance (“ESG”) investment strategy may limit the number of investment opportunities available to the Fund and, as a result, the Fund may underperform funds that are not subject to such criteria. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2016 were: Alphabet Inc., Class A Shares (4.9%), U.S. Bancorp (4.7%), Apple Inc.. (4.6%), Microsoft Corp. (4.4%), Lowe’s Cos. Inc. (3.6%), Costco Wholesale Corp. (3.5%), Ecolab Inc. (3.5%), UnitedHealth Group Inc. (3.4%), CVS Health Corp. (3.3%) and BlackRock Inc. (3.2%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Information Technology (25.9%), Industrials (15.2%), Health Care (14.9%), Financials (14.2%) and Consumer Discretionary (11.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Sustainability Leaders Fund 2016 Annual Report

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.36%	$1,000.00	$1,013.60	1.20%	$6.07	Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class FI	1.36	1,000.00	1,013.60	0.46	2.33	Class FI	5.00	1,000.00	1,022.82	0.46	2.34
Class I	1.56	1,000.00	1,015.60	0.76	3.85	Class I	5.00	1,000.00	1,021.32	0.76	3.86
Class IS	1.56	1,000.00	1,015.60	0.75	3.80	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

ClearBridge Sustainability Leaders Fund 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	N/A	-2.59%	-2.25%	-2.17%
Inception* through 10/31/16	-3.42%	-1.20	-0.86	-0.81

With sales charges[2]	Class A†	Class FI	Class I	Class IS
Twelve Months Ended 10/31/16	N/A	-2.59%	-2.25%	-2.17%
Inception* through 10/31/16	-8.98%	-1.20	-0.86	-0.81

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/2/15 through 10/31/16)	-3.42%
Class FI (Inception date of 3/31/15 through 10/31/16)	-1.91
Class I (Inception date of 3/31/15 through 10/31/16)	-1.37
Class IS (Inception date of 3/31/15 through 10/31/16)	-1.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A shares is November 2, 2015. Inception date for Class FI, I and IS shares is March 31, 2015.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 2016

Value of $1,000,000 invested in

Class I and Class IS Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Sustainability Leaders Fund on March 31, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in Russell 3000 Index. The Russell 3000 Index measures the performance of those 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI, I and IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Schedule of investments

October 31, 2016

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Common Stocks — 97.9%
Consumer Discretionary — 11.6%
Hotels, Restaurants & Leisure — 2.1%
Starbucks Corp.	2,210	$117,285
Media — 1.9%
Walt Disney Co.	1,140	105,667
Specialty Retail — 3.6%
Lowe’s Cos. Inc.	2,960	197,284
Textiles, Apparel & Luxury Goods — 4.0%
NIKE Inc., Class B Shares	3,170	159,070
Under Armour Inc., Class A Shares	1,010	31,411	*
Under Armour Inc., Class C Shares	1,017	26,300
Total Textiles, Apparel & Luxury Goods		216,781
Total Consumer Discretionary		637,017
Consumer Staples — 8.1%
Food & Staples Retailing — 8.1%
Costco Wholesale Corp.	1,310	193,709
CVS Health Corp.	2,160	181,656
Whole Foods Market Inc.	2,530	71,574
Total Consumer Staples		446,939
Financials — 14.2%
Banks — 4.7%
U.S. Bancorp	5,781	258,758
Capital Markets — 5.4%
BlackRock Inc.	509	173,691
Charles Schwab Corp.	3,912	124,010
Total Capital Markets		297,701
Consumer Finance — 2.0%
Discover Financial Services	1,930	108,717
Insurance — 2.1%
Hartford Financial Services Group Inc.	2,640	116,450
Total Financials		781,626
Health Care — 14.9%
Biotechnology — 5.8%
Alexion Pharmaceuticals Inc.	810	105,705	*
Biogen Inc.	450	126,081	*
Shire PLC, ADR	530	89,379
Total Biotechnology		321,165

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Health Care Equipment & Supplies — 2.1%
Becton, Dickinson & Co.	700	$117,537
Health Care Providers & Services — 7.0%
Centene Corp.	1,640	102,467	*
Mednax Inc.	1,530	93,712	*
UnitedHealth Group Inc.	1,320	186,556
Total Health Care Providers & Services		382,735
Total Health Care		821,437
Industrials — 15.2%
Building Products — 2.5%
Trex Co. Inc.	2,520	135,601	*
Commercial Services & Supplies — 1.4%
Herman Miller Inc.	2,890	80,342
Electrical Equipment — 5.3%
Acuity Brands Inc.	300	67,071
Rockwell Automation Inc.	920	110,143
Vestas Wind Systems A/S, ADR	4,250	113,050
Total Electrical Equipment		290,264
Industrial Conglomerates — 3.1%
3M Co.	1,030	170,259
Machinery — 1.4%
WABCO Holdings Inc.	780	76,799	*
Trading Companies & Distributors — 1.5%
W. W. Grainger Inc.	395	82,207
Total Industrials		835,472
Information Technology — 25.9%
Internet Software & Services — 4.9%
Alphabet Inc., Class A Shares	330	267,267	*
IT Services — 4.5%
Automatic Data Processing Inc.	1,840	160,190
MAXIMUS Inc.	1,720	89,543
Total IT Services		249,733
Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	3,380	117,861
Software — 9.7%
Autodesk Inc.	1,700	122,876	*
Check Point Software Technologies Ltd.	969	81,939	*
Mentor Graphics Corp.	3,140	90,746
Microsoft Corp.	4,000	239,680
Total Software		535,241

See Notes to Financial Statements.

14	ClearBridge Sustainability Leaders Fund 2016 Annual Report

ClearBridge Sustainability Leaders Fund

Security		Shares	Value
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.		2,230	$253,194
Total Information Technology			1,423,296
Materials — 3.5%
Chemicals — 3.5%
Ecolab Inc.		1,680	191,806
Utilities — 4.5%
Electric Utilities — 2.7%
NextEra Energy Inc.		1,170	149,760
Independent Power and Renewable Electricity Producers — 1.8%
Brookfield Renewable Partners LP		3,230	98,709	*
Total Utilities			248,469
Total Investments before Short-Term Investments (Cost — $5,343,306)			5,386,062

	Rate
Short-Term Investments — 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $159,007)	0.215%	159,007	159,007
Total Investments — 100.8% (Cost — $5,502,313#)			5,545,069
Liabilities in Excess of Other Assets — (0.8)%			(41,801)
Total Net Assets — 100.0%			$5,503,268

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $5,498,113.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	15

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $5,502,313)	$5,545,069
Receivable from investment manager	9,468
Dividends and interest receivable	2,193
Prepaid expenses	21,084
Total Assets	5,577,814

Liabilities:
Payable for securities purchased	15,884
Trustees’ fees payable	32
Service and/or distribution fees payable	22
Accrued expenses	58,608
Total Liabilities	74,546
Total Net Assets	$5,503,268

Net Assets:
Par value (Note 7)	$6
Paid-in capital in excess of par value	5,609,974
Undistributed net investment income	29,093
Accumulated net realized loss on investments	(178,561)
Net unrealized appreciation on investments	42,756
Total Net Assets	$5,503,268

Net Assets:
Class A	$9,653
Class FI	$107,759
Class I	$5,375,989
Class IS	$9,867

Shares Outstanding:
Class A	998
Class FI	11,101
Class I	551,967
Class IS	1,012

Net Asset Value:
Class A (and redemption price)	$9.68
Class FI (and redemption price)	$9.71
Class I (and redemption price)	$9.74
Class IS (and redemption price)	$9.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.27

See Notes to Financial Statements.

16	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Dividends	$78,331
Interest	608
Less: Foreign taxes withheld	(1,373)
Total Investment Income	77,566

Expenses:
Offering costs (Note 1)	66,947
Registration fees	53,101
Audit and tax fees	35,290
Investment management fee (Note 2)	33,947
Legal fees	28,245
Fund accounting fees	18,049
Shareholder reports	14,780
Transfer agent fees (Note 5)	1,441
Trustees’ fees	380
Insurance	378
Custody fees	227
Service and/or distribution fees (Notes 2 and 5)	66
Miscellaneous expenses	4,841
Total Expenses	257,692
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(216,391)
Net Expenses	41,301
Net Investment Income	36,265

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(182,762)
Change in Net Unrealized Appreciation (Depreciation) From Investments	37,941
Net Loss on Investments	(144,821)
Decrease in Net Assets From Operations	$(108,556)

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	17

Statements of changes in net assets

For the Year Ended October 31, 2016 and the Period Ended October 31, 2015	2016	2015†

Operations:
Net investment income	$36,265	$8,979
Net realized gain (loss)	(182,762)	29,304
Change in net unrealized appreciation (depreciation)	37,941	4,815
Increase (Decrease) in Net Assets From Operations	(108,556)	43,098

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(35,001)	—
Net realized gains	(29,308)	—
Decrease in Net Assets From Distributions to Shareholders	(64,309)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	392,849	5,195,000
Reinvestment of distributions	64,309	—
Cost of shares repurchased	(19,123)	—
Increase in Net Assets From Fund Share Transactions	438,035	5,195,000
Increase in Net Assets	265,170	5,238,098

Net Assets:
Beginning of year	5,238,098	—
End of year*	$5,503,268	$5,238,098
*Includes undistributed/accumulated net investment income, respectively, of:	$29,093	$21,304

†	For the period March 31, 2015 (inception date) to October 31, 2015.

See Notes to Financial Statements.

18	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.15

Income (loss) from operations:
Net investment income	0.03
Net realized and unrealized loss	(0.37)
Total loss from operations	(0.34)

Less distributions from:
Net investment income	(0.07)
Net realized gains	(0.06)
Total distributions	(0.13)

Net asset value, end of period	$9.68
Total return[3]	(3.42)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	5.45%
Net expenses[4,5,6]	1.17
Net investment income[4]	0.32

Portfolio turnover rate[7]	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 2, 2015 (inception date) to October 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2016.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016	2015[2]

Net asset value, beginning of year	$10.07	$10.00

Income (loss) from operations:
Net investment income (loss)	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.30)	0.08
Total income (loss) from operations	(0.26)	0.07

Less distributions from:
Net investment income	(0.04)	—
Net realized gains	(0.06)	—
Total distributions	(0.10)	—

Net asset value, end of year	$9.71	$10.07
Total return[3]	(2.59)%	0.70%

Net assets, end of year (000s)	$108	$10

Ratios to average net assets:
Gross expenses	4.74%	6.99%[4]
Net expenses[5,6]	0.67	1.15 [4]
Net investment income (loss)	0.41	(0.10) [4]

Portfolio turnover rate	14%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Sustainability Leaders Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016	2015[2]

Net asset value, beginning of year	$10.09	$10.00

Income (loss) from operations:
Net investment income	0.07	0.02
Net realized and unrealized gain (loss)	(0.29)	0.07
Total income (loss) from operations	(0.22)	0.09

Less distributions from:
Net investment income	(0.07)	—
Net realized gains	(0.06)	—
Total distributions	(0.13)	—

Net asset value, end of year	$9.74	$10.09
Total return[3]	(2.25)%	0.90%

Net assets, end of year (000s)	$5,376	$5,218

Ratios to average net assets:
Gross expenses	4.93%	6.47%[4]
Net expenses[5,6]	0.79	0.75 [4]
Net investment income	0.70	0.30 [4]

Portfolio turnover rate	14%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016	2015[2]

Net asset value, beginning of year	$10.09	$10.00

Income (loss) from operations:
Net investment income	0.07	0.02
Net realized and unrealized gain (loss)	(0.29)	0.07
Total income (loss) from operations	(0.22)	0.09

Less distributions from:
Net investment income	(0.06)	—
Net realized gains	(0.06)	—
Total distributions	(0.12)	—

Net asset value, end of year	$9.75	$10.09
Total return[3]	(2.17)%	0.90%

Net assets, end of year (000s)	$10	$10

Ratios to average net assets:
Gross expenses	5.27%	6.67%[4]
Net expenses[5,6]	0.75	0.75 [4]
Net investment income	0.74	0.30 [4]

Portfolio turnover rate	14%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Sustainability Leaders Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Sustainability Leaders Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	ClearBridge Sustainability Leaders Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$5,386,062	—	—	$5,386,062
Short-term investments†	159,007	—	—	159,007
Total investments	$5,545,069	—	—	$5,545,069

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

ClearBridge Sustainability Leaders Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26	ClearBridge Sustainability Leaders Fund 2016 Annual Report

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$10,730	—	$(10,730)
(b)	(4,205)	$4,205	—

(a)	Reclassifications are due to non-deductible offering costs for tax purposes.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Over $2 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, Class FI, Class I and Class IS shares did not exceed 1.20%, 1.20%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $216,391.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below

ClearBridge Sustainability Leaders Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2016, Legg Mason and its affiliates owned 90% of the Fund.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,174,423
Sales	688,411

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$383,714
Gross unrealized depreciation	(336,758)
Net unrealized appreciation	$46,956

4. Derivative instruments and hedging activities

During the year ended October 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Service and/or distribution fees are accrued daily and paid monthly.

28	ClearBridge Sustainability Leaders Fund 2016 Annual Report

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A1	$24	$27
Class FI	42	38
Class I	—	1,341
Class IS	—	35
Total	$66	$1,441

[1]	For the period November 2, 2015 (inception date) to October 31, 2016.

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A1	$408
Class FI	684
Class I	214,856
Class IS	443
Total	$216,391

[1]	For the period November 2, 2015 (inception date) to October 31, 2016.

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Period Ended October 31, 2015[1]
Net Investment Income:
Class A2	$66	—
Class FI	44	—
Class I	34,826	—
Class IS	65	—
Total	$35,001	—

Net Realized Gains:
Class A2	$56	—
Class FI	56	—
Class I	29,140	—
Class IS	56	—
Total	$29,308	—

[1]	For the period March 31, 2015 (inception date) to October 31, 2015.

[2]	For the period November 2, 2015 (inception date) to October 31, 2016.

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Period Ended October 31, 2015
	Shares	Amount	Shares		Amount
Class A1
Shares sold	985	$10,000	—		—
Shares issued on reinvestment	13	122	—		—
Net increase	998	$10,122	—		—

Class FI
Shares sold	10,091	$100,201	1,000	[2]	$10,000	[2]
Shares issued on reinvestment	10	100	—		—
Net increase	10,101	$100,301	1,000	[2]	$10,000	[2]

Class I
Shares sold	30,165	$282,648	517,195	[2]	$5,175,000	[2]
Shares issued on reinvestment	6,544	63,966	—		—
Shares repurchased	(1,937)	(19,123)	—		—
Net increase	34,772	$327,491	517,195	[2]	$5,175,000	[2]

Class IS
Shares sold	—	—	1,000	[2]	$10,000	[2]
Shares issued on reinvestment	12	$121	—		—
Net increase	12	$121	1,000	[2]	$10,000	[2]

[1]	For the period November 2, 2015 (inception date) to October 31, 2016.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2016 and fiscal period ended October 31, 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$64,309	—

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$37,118
Deferred capital losses*	(182,761)
Other book/tax temporary differences(a)	(8,025)
Unrealized appreciation (depreciation)(b)	46,956
Total accumulated earnings (losses) — net	$(106,712)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis adjustments on partnership investments.

30	ClearBridge Sustainability Leaders Fund 2016 Annual Report

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

ClearBridge Sustainability Leaders Fund 2016 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Sustainability Leaders Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from March 31, 2015 (inception date) to October 31, 2015, and the financial highlights for the year then ended and for the period March 31, 2015 (inception date) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Sustainability Leaders Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from March 31 (inception date) to October 31, 2015, and the financial highlights for the year then ended and for the period March 31, 2015 (inception date) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2016

32	ClearBridge Sustainability Leaders Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Sustainability Leaders Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

ClearBridge Sustainability Leaders Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

34	ClearBridge Sustainability Leaders Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Sustainability Leaders Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

36	ClearBridge Sustainability Leaders Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Sustainability Leaders Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

38	ClearBridge Sustainability Leaders Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/9/2015	12/21/2015
Payable date:	12/10/2015	12/22/2015
Ordinary income:
Qualified dividend income for individuals	58.34%	70.99%
Dividends qualifying for the dividends received deduction for corporations	58.34%	70.99%
Qualified short-term capital gain dividend*	$0.0565 *	—

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

ClearBridge Sustainability Leaders Fund	39

ClearBridge

Sustainability Leaders Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Sustainability Leaders Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Sustainability Leaders Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Sustainability Leaders Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX221407 12/16 SR16-2949

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $380,400 in 2015 and $427,291 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,130 in 2015 and $64,412 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,559 in 2015 and $39,760 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2015 and $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015 and $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2016